Exhibit 10.1 AMENDMENT NO. 6 TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT This AMENDMENT NO. 6 TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT is dated as of June 28, 2024 (this “Amendment”), among AMERESCO, INC. (the “Borrower”), THE GUARANTORS PARTY HERETO (the “Guarantors” and collectively with the Borrower, the “Loan Parties”), THE LENDERS PARTY HERETO (the “Lenders”), and BANK OF AMERICA, N.A., as Administrative Agent (the “Administrative Agent”). WHEREAS, the Loan Parties, the Lenders, and the Administrative Agent are parties to that certain Fifth Amended and Restated Credit Agreement dated as of March 4, 2022, as amended by an Amendment No. 1 thereto dated as of June 9, 2022, Amendment No. 2 thereto dated as of March 17, 2023, Amendment No. 3 dated as of August 24, 2023, Amendment No. 4 dated as of December 11, 2023, and Amendment No. 5 dated as of April 10, 2024, among the Borrower, the Guarantors, the Lenders, and the Administrative Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); WHEREAS, the Loan Parties, the Administrative Agent and the Lenders wish to modify the Credit Agreement to permit the Borrower to borrow up to $150,000,000 of Indebtedness secured by a second lien on the Collateral, and accordingly revise the Credit Agreement, as described herein; NOW, THEREFORE, in consideration of the foregoing and the agreements contained herein, the parties agree that the Credit Agreement is hereby amended as follows: 1. Capitalized Terms. Except as otherwise expressly defined herein, all capitalized terms used herein which are defined in the Credit Agreement have the same meanings herein as therein, except to the extent that such meanings are amended hereby. 2. Amendment to Credit Agreement. (a) Section 1.01 of the Credit Agreement is hereby amended to delete in its entirety the definition of “Competitor” and replace it with the following: “Competitor” means each of ABM Industries, Archaea Energy, BlueWave Solar, Borrego Solar, Citizens Energy, Clean Energy Collective, Clearway Energy Group LLC, CM3 Building Solutions, Comfort Systems USA and Veolia, Constellation NewEnergy (and Exelon Company), EDF Renewables, EMCOR Group, EMCOR Energy Services, Energy Systems Group, Engie SA, Honeywell, Invenergy, Johnson Controls, Montauk Renewables, McKinstry, Nexamp, NextEra Energy, NORESCO, Opal Fuels, Schneider Electric, Siemens Building Technologies, SitelogIQ, Solect Energy, Southland Industries, SunPower Corp., Syncarpha Capital, Trane Technologies/Trane, Vanguard Renewables, and Veolia and each of their Subsidiaries that is reasonably identifiable on the basis of its respective parent name. (b) Section 1.01 of the Credit Agreement is hereby further amended to insert the following new definitions in alphabetical order: 137171929v.6

2 “Amendment No. 6” means Amendment No. 6 to Fifth Amended and Restated Credit Agreement dated as of June 28, 2024, among the Borrower, the Guarantors, the Lenders and the Administrative Agent. “Amendment No. 6 Effective Time” means the first Business Day on which each of the conditions of the effectiveness of Amendment No. 6 pursuant to Section 6 thereof has been satisfied. “Intercreditor Agreement” means the Intercreditor Agreement dated as of June 28, 2024, among the Administrative Agent, the Junior Administrative Agent, and the Loan Parties. “Junior Administrative Agent” means Nuveen EIC Administration LLC, a Delaware limited liability company, and its successors and assigns, as administrative agent for the Junior Lenders under the Junior Credit Agreement. “Junior Credit Agreement” means the Second Lien Credit Agreement dated as of June 28, 2024, among the Borrower, the other Loan Parties party thereto, the Junior Lenders and the Junior Administrative Agent, as amended, supplemented, restated, or otherwise modified from time to time in compliance with the Intercreditor Agreement. “Junior Lenders” means the lenders party from time to time as lenders to the Junior Credit Agreement. “Junior Loan Documents” means the Junior Credit Agreement and the other “Loan Documents” as defined in the Junior Credit Agreement. (c) Section 6.02 of the Credit Agreement is hereby amended to delete the word “and” at the end of clause (d), to replace the period at the end of clause (e) with “; and” and to insert immediately after clause (e) the following new clause (f): (f) to the extent not otherwise required to be delivered to the Administrative Agent and the Lenders, copies of all notices, reports, certificates, or other written information provided by the Loan Parties to the Junior Lenders or the Junior Administrative Agent pursuant to the Junior Loan Documents. (d) Section 6.10 of the Credit Agreement is hereby amended to add the following paragraphs (c) and (d) immediately after paragraph (b) of Section 6.10: (c) The Borrower agrees that it will not, and will not permit any Guarantor to, grant a Lien on any Property to secure any Indebtedness under the Junior Credit Agreement without contemporaneously granting to the Administrative Agent, as security for the Obligations, a first priority, perfected Lien on the same Property pursuant to Collateral Documents in form and substance reasonably satisfactory to the Administrative Agent. (d) The Borrower will cause any Subsidiary guaranteeing any Indebtedness under the Junior Credit Agreement that is not guaranteeing the Obligations to contemporaneously become a Guarantor hereunder by executing and delivering a Joinder

3 Agreement and complying with the other requirements of Sections 6.10(b)(x) and 6.10(b)(y). (e) Section 6.16 of the Credit Agreement is hereby deleted in its entirety and replaced with the following new Section 6.16: 6.16 Additional Loan Documents. Within forty-five (45) days after the Amendment No. 6 Effective Time (or such later time as may be agreed to by the Administrative Agent in its sole discretion), the Borrower shall, and shall cause each other Loan Party to, (i) cause all deposit accounts listed on Schedule 5.23 hereto that are required to be subject to control agreements for the benefit of the Junior Administrative Agent pursuant to the terms of the Junior Credit Agreement to be subject to control agreements in form and substance reasonably satisfactory to the Administrative Agent and (ii) execute short form security agreements in substantially the form of Exhibits B, C and D to the Security Agreement, as applicable, covering all Intellectual Property listed on Schedule 5.08 hereto. (f) Paragraph (a) of Section 7.01 of the Credit Agreement is hereby amended by adding the following new subclause (xi) immediately after subclause (x) and redesignating subclauses (xi) and (xii) as subclauses (xii) and (xiii) of such paragraph (a), respectively: (xi) Indebtedness of the Loan Parties under the Junior Credit Agreement in an aggregate amount not to exceed $150,000,000 plus any amount of interest added to the principal amount of such Indebtedness during any period with the payment of such interest in cash is blocked in accordance with the terms of the Intercreditor Agreement. (g) Section 7.02 of the Credit Agreement is hereby amended by deleting the word “and” at the end of paragraph (i) thereof, replacing the period at the end of paragraph (j) thereof with “; and” and inserting immediately after paragraph (j) the following new paragraph (k): (k) Liens on the Collateral securing up to $150,000,000 of Indebtedness of the Borrower for borrowed money (plus an amount equal to any interest on such Indebtedness that has been accreted to principal) pursuant to the Junior Credit Agreement, provided that the Liens securing such Indebtedness are subordinated to the Liens securing the Secured Obligations in accordance with the Intercreditor Agreement. (h) Section 7.03 of the Credit Agreement is hereby amended by deleting paragraphs (c) and (d) in their entirety and replacing them with the following: (c) Guarantees of any Indebtedness permitted under Sections 7.01(a)(i), (a)(iii), (a)(iv), (a)(v) (to the extent such Guaranty is also Subordinated Indebtedness), (a)(vii) and (a)(xi); (d) Guarantees of any Indebtedness permitted under Section 7.01(a)(ii) (other than Indebtedness of any Non-Core Company), provided that to the extent such Indebtedness is Subordinated Indebtedness, such Guaranty shall also be Subordinated Indebtedness;

4 (i) Section 7.08 of the Credit Agreement is hereby amended by inserting the following clause (ii) immediately after clause (i) in the proviso, and redesignating the following clauses (ii) through (vii) of such proviso as clauses (iii) through (viii) respectively: (ii) the forgoing shall not apply to restrictions and conditions set forth in the Junior Loan Documents to the extent not inconsistent with the requirements and limitations set forth in the Intercreditor Agreement; (j) Section 7.13 of the Credit Agreement is hereby deleted in its entirety and replaced with the following: 7.13 Modifications of Certain Documents. The Loan Parties will not consent to any modification, supplement or waiver of any of the provisions of any documents or agreements evidencing or governing any Subordinated Indebtedness or any other Indebtedness in a manner that could reasonably be expected to be materially adverse to the Lenders or in any manner prohibited by the Intercreditor Agreement. (k) Article VII of the Credit Agreement is hereby amended to add immediately after Section 7.15 the following new Sections 7.16, 7.17, and 7.18: 7.16 Core Ameresco Companies. Notwithstanding anything to the contrary herein, the Borrower shall not convert (or designate pursuant to Section 5.15) any “Core Ameresco Company” to a “Non-Core Company” without the prior written consent of the Administrative Agent, which consent shall not be unreasonably withheld, conditioned, or delayed. 7.17 Junior Loan Documents. Notwithstanding anything to the contrary herein, the Borrower will not enter into, modify, amend, refinance, supplement, increase, restate or waive any right (including consenting to any assignment) or obligation under, the Junior Credit Agreement or any other Junior Loan Document (each, a “Junior Modification”), without the prior written consent of the Administrative Agent if such Junior Modification would violate any provision of the Intercreditor Agreement. 7.18 Account Balances. The Loan Parties shall not transfer (or permit the transfer) of any cash to an account of the Loan Parties or their Affiliates other than (a) to a Loan Party’s account with Bank of America that is subject to a Control Agreement in favor of the Administrative Agent, (b) to an account for a bona fide third-party payment, or (c) in a manner that is consistent with existing practices on the Amendment No. 6 Effective Date and in the ordinary course of business, except (i) with the prior written consent of the Administrative Agent, or (ii) as otherwise permitted hereunder (including in connection with investments in Energy Conservation Projects, Non-Core Companies or Core Foreign Subsidiaries, as well as further transfers or establishment of accounts by such Non-Core Companies or Core Foreign Subsidiaries for bona fide business purposes). (l) Section 8.01 of the Credit Agreement is hereby amended to delete the word “or” at the end of clause (o), replace the period at the end of clause (p) with “; or” and to insert the following new clause (q) immediately after clause (p):

5 (q) the provisions of the Intercreditor Agreement shall for any reason be revoked or invalidated, or otherwise cease to be in full force and effect, or any party to the Intercreditor Agreement or an affiliate thereof (other than the Administrative Agent or Lender) shall contest in any manner the validity or enforceability thereof or deny that it has any further liability or obligation thereunder, or the Obligations for any reason shall not have the priority contemplated by the Loan Documents or the provisions of the Intercreditor Agreement (in each case, other than by operation of Law). (m) Article XI of the Credit Agreement is hereby amended to insert immediately after Section 11.24 the following new Section 11.25: 11.22 Intercreditor Agreement. Each Lender hereunder (a) acknowledges that it has received a copy of the Intercreditor Agreement, (b) agrees that it will be bound by and will take no actions contrary to the provisions of the Intercreditor Agreement as if it was a signatory thereto, and (c) authorizes and instructs the Administrative Agent to enter into the Intercreditor Agreement as Administrative Agent and on behalf of such Lender. In the event of any conflict or inconsistency between the provisions of the Intercreditor Agreement and this Agreement, the provisions of the Intercreditor Agreement shall control. (n) Schedules 5.06, 5.07, 5.08, 5.15, 5.20, 5.23, and 7.07 of the Credit Agreement are hereby deleted in their entirety and replaced with the Schedules 5.06, 5.07, 5.08, 5.15, 5.20, 5.23, and 7.07 attached hereto. 3. Confirmation of Guaranty by Guarantors. Each Guarantor hereby confirms and agrees that all indebtedness, obligations or liabilities of the Borrower under the Credit Agreement as amended hereby, whether any such indebtedness, obligations and liabilities are now existing or hereafter arising, due or to become due, absolute or contingent, or direct or indirect, constitute “Guaranteed Obligations” under and as defined in the Credit Agreement and, subject to the limitation set forth in Section 10.01 of the Credit Agreement, are guaranteed by and entitled to the benefits of the Guaranty set forth in Article X of the Credit Agreement. Each Guarantor hereby ratifies and confirms the terms and provisions of such Guarantor’s Guaranty and agrees that all of such terms and provisions remain in full force and effect. 4. Confirmation of Security Interests. Each Loan Party hereby confirms and agrees that all indebtedness, obligations and liabilities of the Loan Parties under the Credit Agreement as amended hereby, whether any such indebtedness, obligations and liabilities are now existing or hereafter arising, due or to become due, absolute or contingent, or direct or indirect, constitute “Secured Obligations” under and as defined in the Credit Agreement and are secured by the Collateral and entitled to the benefits of the grant of security interests pursuant to the Security Agreement. The Loan Parties hereby ratify and confirm the terms and provisions of the Security Agreement and agree that, after giving effect to this Amendment, all of such terms and provisions remain in full force and effect. 5. No Default; Representations and Warranties, etc. The Loan Parties hereby confirm that, after giving effect to this Amendment, (i) the representations and warranties of the Loan Parties contained in Article V of the Credit Agreement and the other Loan Documents (A) that contain a materiality qualification are true and correct on and as of the date hereof as if made on

6 such date (except to the extent that such representations and warranties expressly relate to an earlier date), and (B) that do not contain a materiality qualification are true and correct in all material respects on and as of the date hereof as if made on such date (except to the extent that such representations and warranties expressly relate to an earlier date), and (ii) no Default or Event of Default shall have occurred and be continuing. Each Loan Party hereby further represents and warrants that (a) the execution, delivery and performance by such Loan Party of this Amendment (i) have been duly authorized by all necessary action on the part of such Loan Party, (ii) will not violate any applicable law or regulation or the organizational documents of such Loan Party, (iii) will not violate or result in a default under any indenture, agreement or other instrument binding on such Loan Party or any of its assets that will have a Material Adverse Effect, and (iv) do not require any consent, waiver, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or any Person (other than the Administrative Agent and the Lenders) which has not been made or obtained; and (b) it has duly executed and delivered this Amendment. 6. Conditions to Effectiveness. This Amendment shall become effective upon the receipt by the Administrative Agent of all of the following: (a) counterparts of this Amendment duly executed by the Loan Parties, the Administrative Agent and all the Lenders or written evidence reasonably satisfactory to the Administrative Agent that such parties have signed a counterpart of this Amendment; (b) counterparts of the Intercreditor Agreement duly executed by the Loan Parties, the Administrative Agent and the Junior Administrative Agent or written evidence reasonably satisfactory to the Administrative Agent that such parties have signed a counterpart of the Intercreditor Agreement; (c) copies of the Junior Loan Documents duly executed by the Loan Parties and the other parties thereto in form and substance reasonably satisfactory to the Administrative Agent; (d) such documents, certificates, and legal opinions as the Administrative Agent may reasonably request relating to the organization, existence and good standing of each Loan Party, the authorization of the transactions contemplated hereby and any other legal matters relating to the Loan Parties, this Amendment, or the other Loan Documents, all in form and substance reasonably satisfactory to the Administrative Agent; and (e) payment by the Borrower to the Term Lenders in full of the outstanding balance of the Delayed Draw Term A Loans. 7. Miscellaneous. (a) Except to the extent specifically amended hereby, the Credit Agreement, the Loan Documents and all related documents shall remain in full force and effect. This Amendment shall constitute a Loan Document. Whenever the terms or sections amended hereby shall be referred to in the Credit Agreement, Loan Documents, or such other documents (whether directly or by incorporation into other defined terms), such defined terms shall be deemed to refer to those terms or sections as amended by this Amendment.

7 (b) This Amendment may be executed in any number of counterparts, each of which, when executed and delivered, shall be an original, but all counterparts shall together constitute one instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission or electronic transmission (in .pdf format) will be effective as delivery of a manually executed counterpart hereof. This Amendment may be in the form of an Electronic Record and may be executed using Electronic Signatures (including, without limitation, facsimile and .pdf) and shall be considered an original, and shall have the same legal effect, validity, and enforceability as a paper record. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the Administrative Agent of a manually signed paper communication which has been converted into electronic form (such as scanned into .pdf format), or an electronically signed communication converted into another format, for transmission, delivery and/or retention. Notwithstanding anything contained herein to the contrary, the Administrative Agent is under no obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it; provided, further, without limiting the foregoing, (a) to the extent the Administrative Agent has agreed to accept such Electronic Signature, the Administrative Agent shall be entitled to rely on any such Electronic Signature purportedly given by or on behalf of a Person without further verification and (b) upon the request of the Administrative Agent, any Electronic Signature shall be promptly followed by a manually executed, original counterpart. (c) This Amendment shall be governed by the laws of the State of New York and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. (d) The Loan Parties agree to pay all reasonable expenses, including legal fees and disbursements, incurred by the Administrative Agent in connection with this Amendment and the transactions contemplated hereby. [Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment, which shall be deemed to be a sealed instrument as of the date first above written. BORROWER AMERESCO, INC. By: /s/ Spencer Doran Hole __________________________ Spencer Doran Hole Treasurer, Executive Vice President, and Chief Financial Officer GUARANTORS AMERESCO FEDERAL SOLUTIONS, INC. AMERESCO PLANERGY HOUSING, INC. AMERESCO SELECT, INC. AMERESCOSOLUTIONS, INC. AMERESCO SOUTHWEST, INC. APPLIED ENERGY GROUP INC. SIERRA ENERGY COMPANY By: /s/ Spencer Doran Hole_ _________________________ Spencer Doran Hole Senior Vice President and Treasurer JUICE TECHNOLOGIES, INC. By: /s/ Spencer Doran Hole_ _________________________ Spencer Doran Hole Treasurer E.THREE CUSTOM ENERGY SOLUTIONS, LLC, By: Sierra Energy Company, its sole member By: /s/ Spencer Doran Hole_ _________________________ Spencer Doran Hole Senior Vice President and Treasurer

AMERESCO ASSET SUSTAINABILITY GROUP LLC AMERESCO CT LLC AMERESCO DELAWARE ENERGY LLC AMERESCO EVANSVILLE, LLC AMERESCO HAWAII LLC AMERESCO INTELLIGENT SYSTEMS, LLC AMERESCO LFG HOLDINGS LLC AMERESCO NAVY YARD PEAKER LLC AMERESCO PALMETTO LLC AMERESCO SOLAR, LLC AMERESCO SOLAR NEWBURYPORT LLC AMERESCO STAFFORD LLC SELDERA LLC SOLUTIONS HOLDINGS, LLC By: Ameresco, Inc., its sole member By: /s/ Spencer Doran Hole_ _________________________ Spencer Doran Hole Treasurer, Executive Vice President, and Chief Financial Officer AMERESCO SOLAR – PRODUCTS LLC AMERESCO SOLAR – SOLUTIONS LLC AMERESCO SOLAR – TECHNOLOGIES LLC By: Ameresco Solar LLC, its sole member By: Ameresco, Inc., its sole member By: /s/ Spencer Doran Hole_ _________________________ Spencer Doran Hole Treasurer, Executive Vice President, and Chief Financial Officer

ADMINISTRATIVE AGENT: BANK OF AMERICA, N.A. By: __/s/ Anthony W. Kell_________________________ Name: Anthony W. Kell Title: Vice President LENDER: BANK OF AMERICA, N.A. By: __/s/ John F. Lynch___________________________ Name: John F. Lynch Title: Senior Vice President LENDER WEBSTER BANK, N.A. By: /s/ Ann M. Meade Name: Ann M. Meade Title: Managing Director